Monaker Group, Inc. 8-K

Exhibit 99.1

 Monaker Group Partnership Acquires Award Winning Digital TV Technology Provider; Plans to Accelerate Global Expansion of HotPlay Advertising Platform

Sunrise, FL – April 6, 2021 – Monaker Group, Inc. (NASDAQ: MKGI), a technology solutions company, today announced that Reinhart Interactive TV, a Monaker-funded strategic partnership, has acquired a leading and award winning Interactive TV supplier, founded in 2001 by former employees of Philips Media.

One of the key drivers behind Monaker’s entry into the Digital TV space, is the planned integration of HotPlay’s advertising platform with the TV and broadcaster eco-systems.

With this acquisition, Reinhart Interactive TV combined with HotPlay’s offering becomes an ESP (Entertainment Service Provider). HotPlay will now have access to a pipeline of further acquisitions with the potential of 50 million broadband and mobile customers to deliver more relevant, better monetizing ads and coupons.

According to Monaker, this acquisition represents a low-cost and timely entry into a new distribution channel covering large geographic areas and servicing a vast user base. It is expected to significantly accelerate HotPlay’s global expansion with the broader and faster adoption of the HotPlay platform by advertisers, who will be able to access more users across all devices (SmartTV, Set Top Box, PC, Laptop, Tablet and Smartphones), thereby driving revenue opportunities and benefits for everyone in the ecosystem.

According to Reinhart Interactive TV’s chairman, Jan Reinhart, “We are excited to leverage HotPlay and create new revenue streams for our growing client base of telecom operators, who are all well-established in their respective eco-systems. I am encouraged by the response we’re already receiving from existing and potential partners interested in new gaming and advertising content solutions.”

As a result of their collaboration, Reinhart Interactive TV and HotPlay expect to develop and provide a gaming ecosystem in which players can seamlessly transition from mobile to television screen, and vice versa, thus increasing customer engagement, keeping users connected on the platform and leading to increased potential for ad revenue and platform “gamer stickiness.” In anticipation of the acquisition and HotPlay integration, Monaker had contracted the development of 16 mini-video games for delivery starting in April. The games are designed to meet the immediate requirements of expanding entertainment options while providing unique in-game advertising and coupon solutions for Reinhart Interactive TV’s current TV and mobile operators.

Commenting on the opportunity, HotPlay CEO Nithinan (Jess) Boonyawattanapisut said, “We strongly believe that expanding our ecosystem to include television screens should significantly increase the effectiveness of HotPlay’s in-game advertising when it comes to coupon redemption rates, as coupons can be presented to both the individual gamer and his/her entire household. There is tremendous revenue potential to be unlocked and realized here with benefit for the telecom operators, players, and advertisers.”

“Through a series of strategic acquisitions,” added Monaker CEO Bill Kerby, “we are transforming Monaker into a global technology solutions company with proprietary platforms that monetize products and brands across all devices. As soon as the acquisition of HotPlay is completed, we plan to leverage the customer acquisition power of digital gaming and in-game digital advertising to engage consumers for the benefit of major brands and travel providers. Further consolidating acquisitions by Reinhart Interactive TV are expected.”

According to Research and Markets, the Over the Top (OTT) media service market is expected to reach USD 194.20 Billion by 2025, registering a CAGR of 13.87% during the period of 2019-2025.

As previously announced, Monaker is in the process of completing its planned acquisition of HotPlay Enterprise Limited (“HotPlay”), with the next step in that process being Monaker’s special meeting to be held on April 7, 2021, where shareholders will vote on the acquisition of HotPlay and related matters. The acquisition of HotPlay remains subject to closing conditions, provided that Monaker anticipates completing the acquisition, subject to such closing conditions, during the second quarter of calendar 2021.

Financial terms and additional information regarding the Reinhardt Interactive TV transaction are available in Monaker’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 6, 2021, and available at www.sec.gov.

About Reinhart Interactive TV

Reinhart Interactive TV is a special purpose vehicle sponsored by Reinhart Capital to consolidate technology providers in the digital TV space. Reinhart Capital is a Switzerland-based firm focusing on venture-stage information technology companies co-founded by Jan Reinhart. Prior to founding Reinhart Capital, he served as Investment Officer at Swisscom, as Vice President of Marketing and Business Development InnoPath Software in Sunnyvale, California which was acquired by Qualcomm and as a direct report for New Businesses to SAP’s Chairman, CEO and co-founder. More recently, Jan Reinhart co-founded the pioneering fintech company PayCash which he sold to the German automotive corporation Daimler AG.

About HotPlay

HotPlay is a next generation in-game advertising (IGA) company established as a strategic collaboration from top tier professionals in the key industries of technology, multimedia, games, and entertainment. HotPlay leverages proprietary Artificial Intelligence to reach, engage and convert gamers by seamlessly integrating native ads and non-intrusive digital coupons redeemable through both online and offline channels. Our AdTech is built to connect Advertising partners with the 2.5 billion gamers worldwide delivering campaign performance tracking in real time.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company with plans to build a next-generation company through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group is a party to a definitive agreement (subject to closing conditions, including shareholder approval for the transaction) to acquire HotPlay Enterprise Limited, an innovative in-game advertising and AdTech company. Following the completion of the proposed HotPlay acquisition, Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit www.monakergroup.com and follow on Twitter and Linkedin @MonakerGroup.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets; the closing of the offering disclosed above, and the ultimate terms thereof, including consideration payable to Longroot in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot; the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with our pending share exchange agreement with HotPlay Enterprise Limited, including our ability to close such transaction and dilution caused by such closing, as well as dilution caused by the conversion of our outstanding Series B Preferred Stock and Series C Preferred Stock; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Source: Monaker Group

Company Contacts:

Monaker Group

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: rmarshall@monakergroup.com

Reinhart Capital

Jan Reinhart

Managing Partner

Email: jan@reinhart.vc

HotPlay

Nithinan (Jess) Boonyawattanapisut

Chief Executive Officer

Tel: +66 2 096 2226

Email: nithinan@hotplay.games